Description of Business	9 Months Ended
Sep. 30, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business	Description of Business
KnowBe4, Inc. (“KnowBe4” or the “Company”), was incorporated in Delaware in January 2016 and is the successor to operations which began in August 2010. The Company is currently headquartered in Clearwater, Florida.
The Company provides a comprehensive platform incorporating security awareness training and simulated phishing with advanced analytics and reporting that helps organizations manage the ongoing problem of social engineering. Additional offerings on the Company’s platform include a security orchestration, automation and response or “SOAR” tool and a governance, risk and compliance or “GRC” product, both of which further the Company’s goal of providing products focused on meeting the needs of information security professionals. KnowBe4 conducts business globally and its platform is available as a software as a service (“SaaS”) subscription.
Stock Split
On April 9, 2021, the Company effected a 40-for-1 forward stock split of its authorized, issued and outstanding capital stock. All share and per share amounts presented in the accompanying consolidated financial statements have been retrospectively adjusted to reflect the forward stock split for all periods presented.
Initial Public Offering
As further described in Note 11 “Stockholders’ Equity”, in April 2021, the Company completed an initial public offering (“IPO”) of its Class A common stock.